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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 15, 2004


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                 000-50139                  Not applicable
------------------------  ----------------------   ----------------------------
(State of Incorporation) (Commission File Number)  (IRS Employer Identification
                                                             Number)


                 1620 Dodge Street
                  Stop Code 3198
                 Omaha, Nebraska                                    68197-3198
       ------------------------------------------                 ------------
    (Address of principal executive offices)                        (Zip Code)


                                 (402) 341-0500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

None.

(b)      Pro forma financial information.

None.

(c)      Exhibits.

EXHIBIT NO.        DOCUMENT DESCRIPTION

Exhibit 20 Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly Servicing Report


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2004         FIRST NATIONAL FUNDING LLC

                              By:    First National Funding Corporation,
                                     Managing Member


                              By:    /s/ Matthew W. Lawver
                                     -------------------------------------
                                     Matthew W. Lawver, President


Dated:  June 15, 2004         FIRST NATIONAL MASTER NOTE TRUST

                              By:    First National Bank of Omaha,
                                     As Servicer of First National Master
                                     Note Trust

                              By:    /s/ Matthew W. Lawver
                                     -------------------------------------
                                     Matthew W. Lawver, Senior Vice President






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                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
NO.

20            Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes
              Monthly Servicing Report